UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 20, 2013
(Date of Earliest Event Reported)

(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)

Item 7.01	Regulation FD Disclosure.

Churchill Downs Incorporated's (“CDI”) (NASDAQ: CHDN), Executive Vice President and Chief Financial Officer, William E. Mudd (“Mudd”) along with CDI's Vice President of Finance and Treasurer, Mike Anderson (“Anderson”), will participate in Wells Fargo Securities' 4th Annual Gaming & Hospitality Conference on May 20-21, 2013 in Las Vegas, Nevada.

Mudd and Anderson will participate in small group sessions and one-on-one meetings. A copy of their presentation notes is attached hereto as Exhibit 99.1 and is incorporated by reference into Item 7.01 of this Current Report on Form 8-K, and will be made available on Monday, May 20, 2013 beginning at 9:00 a.m. EST at http://ir.churchilldownsincorporated.com/events.cfm

This information in Item 7.01 of this Current Report on Form 8-K, including the exhibit relating hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished with this Current Report on Form 8-K.

99.1	Wells Fargo Securities' 4th Annual Gaming & Hospitality Conference Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

May 20, 2013	/s/ Alan K. Tse By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

    Exhibit No.    Description

    99.1    Wells Fargo Securities' 4th Annual Gaming & Hospitality Conference Presentation